UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT                                                                                                                                    April 26, 2010

(DATE OF EARLIEST EVENT REPORTED)                                                                                                                        April 22, 2010

BOARDWALK PIPELINE PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	01-32665	20-3265614
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

9 Greenway Plaza, Suite 2800
Houston, Texas  77046
(Address of principal executive office)

(866) 99-2122
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 9e-4(c) under the Exchange Act (17 CFR 240.9e-4(c))

Item 2.02                      Results of Operations and Financial Condition.

On April 26, 2010, Boardwalk Pipeline Partners (the “Registrant” or “Boardwalk”) issued a press release providing information on its results of operations for the first quarter 2010.  The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information under Item 2.02 and in Exhibit 99.1 in this Current Report are being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information under Item 2.02 and in Exhibit 99.1 in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  On April 22, 2010, the Board of Directors of Boardwalk GP, LLC approved the short-term incentive target (STI Target Percentage) for each of the Registrant’s Named Executive Officers (as identified in the Registrant’s 2009 Annual Report on Form 10-K) under its Short-Term Incentive Plan.  The amounts are shown below:

Name	Position	Base Salary	2010 STI Target Percentage	Total 2010 Potential Cash Compensation
Rolf A. Gafvert	President and Chief Executive Officer	$325,000	150%	$812,500
Jamie L. Buskill	Senior Vice President, Chief Financial Officer and Treasurer	$300,000	75%	$525,000
Brian A. Cody	Senior Vice President, Chief Operating Officer	$255,000	100%	$510,000
Michael E. McMahon	Senior Vice President, General Counsel and Secretary	$240,000	100%	$480,000

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit No.	Description
99.1	Boardwalk Pipeline Partners, LP, News Release issued April 26, 2010, providing information on results of operations for the first quarter 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BOARDWALK PIPELINE PARTNERS, LP

By: BOARDWALK GP, LP,
       its general partner

By: BOARDWALK GP, LLC,
       its general partner

By: /s/ Jamie L. Buskill
Jamie L. Buskill
Chief Financial Officer
Dated: April 26, 2010